Exhibit 99.906Cert


          THIS CERTIFICATION IS PROVIDED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350, AND ACCOMPANIES THE REPORT ON
         FORM N-CSR FOR THE PERIOD ENDED MAY 31, 2004 OF THE IPS FUNDS.

I Greg D'Amico the President of the company, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


      Date: August 9, 2004                              /s/ Greg D'Amico
            --------------                              -------------------
                                                        Greg D'Amico
                                                        President

                                                              Exhibit 99.906Cert


          THIS CERTIFICATION IS PROVIDED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350, AND ACCOMPANIES THE REPORT ON
          FORM N-CSR FOR THE PERIOD ENDED MAY 31,2004 OF THE IPS FUNDS.

I Robert Loest, the Treasurer of the company, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


      Date: August 9, 2004                              /s/ Robert Loest
            --------------                              ---------------------
                                                        Robert Loest
                                                        Treasurer